MASSMUTUAL SELECT FUNDS
MassMutual Select BlackRock Global Allocation Fund
Supplement dated February 17, 2022 to the
Prospectus dated February 1, 2022 and the
Summary Prospectus dated February 1, 2022
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
The following information pertains to the MassMutual Select BlackRock Global Allocation Fund:
The Board of Trustees of the MassMutual Select Funds has approved a Plan of Liquidation and Termination pursuant to which it is expected that the MassMutual Select BlackRock Global Allocation Fund (the “Fund”) will be dissolved. Effective on or about June 24, 2022 (the “Termination Date”), shareholders of the various classes of shares of the Fund will receive proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.
Please note that prior to the Termination Date, the Fund may hold most or all of its assets in cash or cash equivalents and therefore may not be able to meet its investment objective.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-22-01
BRG-22-01